SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 25, 1999


                       RESIDENTIAL ACCREDIT LOANS, INC.
          (Exact name of the registrant as specified in it's charter)

                   33-95932, 333-8733, 333-33493
                                333-48327                      51-0368240
                                 333-63549
Delaware                  (Commission File Number)        (I.R.S. Employee
(State or other                                             Identification No.)
jurisdiction of
incorporation)

                      8400 Normandale Lake Boulevard 55437
                       Minneapolis, Minnesota (Zip Code)
                             (Address of Principal
                               Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the February, 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.



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Master Serviced by Residential Funding Corporation
1995-QS1  RALI  1996-QS1 RALI 1996-QS2 RALI 1996-QS3 RALI 1996-QS4 RALI 1996-QS5
RALI 1996-QS7 RALI 1996-QS8 RALI 1997-QS1 RALI 1997-QS2 RALI 1997-QS3 RALI 1997-QS4 RALI 1997-QS5 RALI 1997-QS6 RALI 1997-QS7 RALI 1997-QS8 RALI 1997-QS9
RALI 1997-QS10 RALI 1997-QS11 RALI 1997-QS12 RALI 1997-QS13 RALI 1998-QS1 RALI 1998-QS2 RALI 1998-QS3GR1 RALI 1998-QS4 RALI 1998-QS5 RALI 1998-QS6 RALI
1998-QS8  RALI  1998-QS7  RALI  1998-QS10  RALI  1998-QS11  RALI  1998-QS9  RALI
1998-QS12  RALI  1998-QS13  RALI  1998-QS14  RALI 1998 QS15 RALI  1998-QS16 RALI
1998-QS17 RALI 1999-QS1 RALI

Item 7. Financial  Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) See Item 5.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By:


 Name:  Davee Olson
Title:  Chief Financial Officer
Dated:  February 25, 1999





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                                  SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By:      /s/ Davee Olson
 Name:    Davee Olson
Title:    Chief Financial Officer
Dated:    February 25, 1999


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